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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)      January 26, 2001
                                                 ------------------------------


                                 LIL MARC, INC.
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               (Exact name of registrant as specified in charter)


                                     NEVADA
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                 (State or other jurisdiction of incorporation)


            0-24431                                      84-1417774
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(Commission file number)                      (IRS employer identification no.)


                   830 THIRD AVENUE, NEW YORK, NEW YORK 10022
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                    (Address of principal executive offices)


Registrant's telephone number, including area code   (212) 829-5800
                                                   ----------------------------

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          (Former name or former address, if changed since last report)



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Item 5.     OTHER EVENTS.
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      Effective January 26, 2001, Basil Asciutto resigned as President and a director of the registrant and David Boris was elected President and a director in his place. Mr. Asciutto's resignation was not prompted by any disagreement with the registrant on any matter relating to the registrant's operations, policies or practices.




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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LIL MARC, INC.
                                          (Registrant)


Dated: February 7, 2001                   By: /s/  David Boris
                                              --------------------------------
                                                   David Boris
                                                   President